UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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LPL Financial Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For Immediate Release

LPL FINANCIAL FILES DEFINITIVE PROXY MATERIALS,
ANNOUNCES NOMINATION OF NEW INDEPENDENT DIRECTOR

BOSTON, March 29, 2016 (GLOBE NEWSWIRE) -- LPL Financial Holdings Inc. (“LPL” or the “Company”) (NASDAQ: LPLA) today announced that it has set the date of its 2016 Annual Meeting of Stockholders for May 10, 2016, at 12:00 p.m., local time, at its offices located at 75 State Street in Boston, Massachusetts. Stockholders of record as of March 11, 2016, will be entitled to vote at the Annual Meeting. LPL has filed definitive materials with the Securities and Exchange Commission and is furnishing proxy materials to its stockholders over the Internet.

As reflected in the proxy materials, the Company’s directors have unanimously voted to nominate Marco W. (“Mick”) Hellman for election to the LPL Board of Directors at the 2016 Annual Meeting, to fill a previously announced vacancy. Mr. Hellman is the managing member, founder and managing partner of HMI Capital, LLC, a private investment firm, and previously served as chairman of the board of directors of Blackbaud, Inc., a publicly traded software company listed on the NASDAQ, from 1999 to 2009. Nine director nominees are standing for election at the 2016 Annual Meeting, eight of whom are independent.

Mark Casady, Chairman and CEO of LPL, said, “I am very pleased that our Nominating and Governance Committee recommended the nomination of Mick Hellman, who represents one of our larger shareholders, and whose investor perspective as well as financial, business and public company experience will further enhance our board discussions.”

Mick Hellman commented, “In a complex and often volatile world, independent advice should be a key element of financial planning for investors. I believe strongly in LPL’s business model and its mission to help financial advisors be more effective as they help investors navigate the challenges and opportunities they face. I look forward to working with the Board and the management team as we work to strengthen LPL and build value for all LPL shareholders.”
IMPORTANT INFORMATION
In connection with its 2016 Annual Meeting of Stockholders, the Company has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT FOR THE 2016 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of the Company’s definitive proxy statement and any other documents filed by the Company in connection with the 2016 Annual Meeting at the SEC's website at www.sec.gov. Free copies of the definitive proxy statement are also available in the "Investors" section of the Company's website at www.lpl.com. The Company, its directors and nominees and certain of its executive officers are deemed to be participants in the solicitation of proxies in connection with its 2016 Annual Meeting. Detailed information regarding the names, affiliations and interests of the Company’s directors, nominees and executive officers is available in the definitive proxy statement for the 2016 Annual Meeting, which was filed with the SEC on March 29, 2016.
Forward-Looking Statements
Statements in this press release, as well as any other statements that are not related to present facts or current conditions or that are not purely historical, constitute forward-looking statements. These forward-looking statements are based on the Company’s historical performance and its plans, estimates, and expectations as of March 29, 2016. Forward-looking statements are not guarantees that the future results, plans, intentions or expectations expressed or implied by the Company will be achieved. Matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive, and other factors, which may cause actual financial or operating results, levels of activity, or the timing of events, to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of advisory and brokerage assets; fluctuations in levels of net new advisory assets and the related impact on fee revenue; effects of competition in the financial services industry; changes in the number of the Company’s financial advisors and institutions, and their ability to market effectively financial products and services; changes in interest rates and fees payable by banks participating in the Company’s cash sweep program, including the Company’s success in negotiating agreements with current or additional counterparties; changes in the growth of the Company’s fee-based business; the effect of current, pending and future legislation, regulation and regulatory actions, including the fiduciary rule proposed by the U.S. Department of Labor and disciplinary actions imposed by federal and state securities regulators or self-regulatory organizations; the costs of settling and remediating issues related to pending or future regulatory matters; execution of the Company’s expense management plans and its success in realizing the savings and service improvements expected to result from its initiatives and programs, particularly its technological initiatives; the Company’s success in negotiating and developing commercial arrangements with third-party service providers; the performance of third-party service providers on which the Company relies; the Company’s ability to control operating risks, information technology systems risks, and sourcing risks; the Company’s ability to recruit new advisors and attract new business to its platform; and the other factors set forth in Part I, “Item 1A. Risk Factors” in the Company’s 2015 Annual Report on Form 10-K and any subsequent SEC filings.

About LPL Financial
LPL Financial Holdings Inc. (NASDAQ:LPLA), is a leader in the retail financial advice market and served $460 billion in advisory and brokerage assets as of Feb. 29, 2016. LPL is one of the fastest growing RIA custodians and is the nation's largest independent broker-dealer (based on total revenues, Financial Planning magazine June 1996-2015). The Company provides proprietary technology, comprehensive clearing and compliance services, practice management programs and training, and independent research to more than 14,000 independent financial advisors and over 700 banks and credit unions, enabling them to help their clients turn life's aspirations into financial realities. Advisors associated with LPL also service an estimated 40,000 retirement plans with an estimated $118 billion in retirement plan assets, as of December 31, 2015. LPL also supports more than 4,000 financial advisors licensed and affiliated with insurance companies with customized clearing, advisory platforms, and technology solutions. LPL Financial and its affiliates have more than 3,400 employees with primary offices in Boston, Charlotte, and San Diego. For more information, please visit www.lpl.com.

Securities and advisory services offered through LPL Financial. A registered investment advisor, member FINRA/SIPC.

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LPLA-C

Media Contact:
Brett Weinberg
(980) 321-1904
Brett.Weinberg@lpl.com

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